                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 17, 2004

                             ARROW ELECTRONICS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                 NEW YORK 1-4482
                  (State or Other Jurisdiction (Commission File
                            of Incorporation) Number)

                       50 MARCUS DRIVE, MELVILLE, NEW YORK
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (631) 847-2000

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.

         On February 17, 2004, the Registrant issued a press release announcing the corporation's fourth quarter 2003 results. A copy of the press release is attached hereto as an Exhibit (99.1).

         The information in this 8-K, including the exhibit attached hereto, is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ARROW ELECTRONICS, INC.

                                        By: /s/Peter S. Brown
                                            --------------------------
                                            Name:  Peter S. Brown
                                            Title: Senior Vice President

Date: February 17, 2004

                                  EXHIBIT INDEX

The following exhibit is furnished herewith:

Exhibit     Description
-------     -----------
99.1        Press release issued by Arrow Electronics, Inc., dated
            February 17, 2004, announcing the corporation's fourth
            quarter operating results.